Exhibit 10.6

BENNETT, COLEMAN & CO. LTD.

Date: October 7, 2015

To,

Mr. Alok Vaish,

Chief Financial Officer,

Yatra Online Private Limited

Unit no 1101 -1103,11th Floor, Tower B,

Unitech Cyber Park, Sector – 39,

Gurgaon

Mr. Dhruv Shringi

THCL Travel Holding Cyprus Limited

(Formerly known as Yatra Online (Cyprus) Limited),

Griva Digeni, 115, Trident Centre,

3101, Limassol,

Cyprus

Mr. Dhruv Shringi

Yatra Online, Inc.

M&C Corporate Services Limited

PO Box 309, Ugland House, Grand Cayman,

KYI-1104,

Cayman Islands

Dear Sirs

Sub	– Amendment to the Warrant Subscription Agreement dated 20 June, 2011

We refer to the Warrant Subscription Agreement dated 20 June, 2011 entered into amongst Bennett Coleman & Co. Ltd., Yatra Online Private Limited, THCL Travel Holding Cyprus Limited and Yatra Online Inc. (“WSA”).

In terms of Article 2.2.3 of the WSA, the Warrant Exercise Period is 4 (Four) years from the Closing Date. The Closing Date under the WSA is 26th July, 2011. Accordingly, the Warrant Exercise Period expired on 25th July 2015.

It is hereby agreed that the Warrant Exercise Period under the WSA shall be further extended till 30th September 2017. This amendment shall come in effect from 25th July 2015.

In case of any conflict between the terms of the WSA and this letter agreement, the terms of this letter agreement shall prevail.

All terms capitalized but not defined in this letter agreement shall have the meaning assigned to them under the WSA.

BENNETT, COLEMAN & CO. LTD. TIMES HOUSE, 7, BAHADURSHAH ZAFAR MARG, NEW DELHI - 110 103. TEL. : 23302000 FAX : 91-11-23323346, 23492040

BENNETT, COLEMAN & CO. LTD.

As a token of your acceptance, we request you to sign this letter agreement (provided in quadruplicate) and return one copy to us.

Yours truly,
For Bennett Coleman & Co. Ltd.

Authorised Signatory

Acceptance by Yatra Online Private Limited

Yatra Online Private Limited agrees to the above mentioned amendment.

For Yatra Online Private Limited

Authorised Signatory
Date: 07/10/2015

Acceptance by THCL Travel Holding Cyprus Limited

THCL Travel Holding Cyprus Limited agrees to the above mentioned amendment.

For THCL Travel Holding Cyprus Limited

Authorised Signatory

Acceptance by Yatra Online, Inc.

Yatra Online, Inc. agrees to the above mentioned amendment.

For Yatra Online, Inc.

Authorised Signatory

BENNETT, COLEMAN & CO. LTD. TIMES HOUSE, 7, BAHADURSHAH ZAFAR MARG, NEW DELHI - 110 103. TEL. : 23302000 FAX : 91-11-23323346, 23492040